                                                                  EXHIBIT 10.24


                CONTRACT FOR THE LEASE OF BUILDINGS AND OPEN GROUND
                  OF YUNSHAN POSTS AND TELECOMMUNICATIONS VILLAGE


Renter: Guangdong Southern Telecom Group Huizhou Company (hereinafter referred to as Party A)
Tenant: Guangdong UT Starcom Telecom Co., Ltd. (hereinafter referred to as Party
B)

Pursuant to the Economic Contract Law of the People's Republic of China and the relevant regulations and in accordance with the equitable, fair and reasonable principle of consultation, the two parties hereby conclude this contract defining their rights and obligations.

I. Location of the buildings concerned:

II. Name, area, unit price and monthly rent rate of the buildings concerned (see the table below):



Name                                                            Area (m2)        Unit price     Monthly rent       Remarks
                                                                                 (yuan/m(2))    rate (yuan)
-----------------------------------------------------------------------------------------------------------------------------
3rd-4th floor, Building 2 (factory building)                    2,493.76         9              22,443.84
1st floor, Building 2 (factory building)                        144                             1,296.00
-----------------------------------------------------------------------------------------------------------------------------
Two apartments, Building 4 (living quarters)                    187.72           9              1,689.48
-----------------------------------------------------------------------------------------------------------------------------
2nd floor, Building 6 (living quarters)                         1,208.56         9              10,877.04
-----------------------------------------------------------------------------------------------------------------------------
2nd floor, Building 2 (factory building)                        1,246.88         12             14,962.56
-----------------------------------------------------------------------------------------------------------------------------
Total                                                           5,280.92                        51,268.92
-----------------------------------------------------------------------------------------------------------------------------

III. The use of the buildings leased: Office

IV. Lease period: One year from January 1, 1998 to December 31, 1998.

Party A shall hand over the relevant buildings to Party B for use according to the schedule specified in the contract.

In one of the following circumstances, the renter may terminate the contract and take the buildings back.
1. The tenant sublets, transfers or lends the buildings or open ground to a third party without authorization.
2. The tenant uses the buildings to carry out illegal activities and harm public interest.
3.   The tenant is in arrears with rent payment for two months.
4.   The tenant alters the structure of the buildings or changes their use.
5. For special reasons, the competent authority in charge of Party A needs to use the buildings or open ground Party B has rented.
If Party B fails to move when the lease period expires, Party A had the right to take the case to a people's court and ask the court to make sure Party A moves. The losses incurred therein for Party A shall be paid for by Party B.

If Party A intends to continue letting the relevant buildings when the lease period expires, Party B shall enjoy priority when conditions are the same.

V. Rent and rent payment period:
Party B shall pay rent to Party A every month and the monthly rent is 51,268.92 Renminbi yuan. The payment shall be made in a lump sum before the 10th day of the month. If Party B fails to make the payment in full on schedule, it shall have to pay a daily late payment fee of 0.1% of the difference. Party A shall give Party B receipts of payments. Rent shall be paid at an office of Party A.

VI. Changes of the renter and the tenant:
1. If Party A transfers the ownership of the relevant buildings to a third party during the lease period, it shall not have to ask Party B for approval but shall have to notify Party B of the change. When the third party has the ownership, it shall become the natural Party A, enjoying the rights and undertaking the obligations of the original Party A.
2. If Party B sublets the relevant buildings to a third party with the approval of Party A during the lease period, the third party shall become the natural Party B, enjoying the rights and undertaking the obligations of the original Party B.

VII. Responsibilities of Party A:
1. If the relevant buildings face the danger of collapsing for natural reasons during the lease period, Party A shall fix the matter. Party A shall also fix any leakage and cracks caused by natural reasons in the roofs of the relevant buildings during the lease period.
2. The house property tax and land use fee for the relevant buildings shall be the concern of Party A.
3. If Party A has to take back the relevant buildings during the lease period, it must notify Party B of the matter in writing two months in advance and terminate the contract. In this case, Party A shall pay Party B a compensation, which shall be 20% of the rent for the remaining time.
4. During the lease period, Party A shall manage well security at the main entrance and carry out regular security inspections to ensure security.
5. During the lease period, Party A shall be responsible for the maintenance of the public water and power supply facilities except the water and electricity meters of Party B. Party A shall repair any damages of these facilities caused by natural factors.

VIII. Responsibilities of Party B:
1. Party B shall not change the use of the relevant buildings, otherwise, it shall be considered to have violated the contract and shall pay Party A a compensation of 20% of the rent for the period during which it violated the contract.
2. During the lease period, Party B shall pay the monthly management fee and water and electricity charges on schedule.
3. If Party B has to return the relevant buildings for special reasons during the lease period, it must notify Party A of its intention in writing two months in advance to terminate the contract. In this case, Party B shall pay Party A a compensation of 20% of the rent for the remaining lease period.
4. If Party B alters the structure of the buildings or changes their use without authorization during the lease period, resulting in damages of the buildings and facilities, it shall restore them or pay for the damages. If Party B needs to carry out fitting-out works and alter water and power supply facilities, it shall win the approval of Party A in advance and shall not carry out the construction without going through the necessary procedures. When Party B moves, it shall not remove the decorations it has made in the relevant buildings. Party B shall be responsible for the maintenance of the interior fitting-out and power and water supply facilities in the relevant buildings.
5. When the lease period expires or when the contract is terminated, Party B shall remove all its belongings in the relevant buildings on schedule. Things remain in the buildings ten days after the date of move shall be regarded to have been discarded by Party B and shall be dealt with by Party A.
6. If anyone from Party B damages the public facilities in the posts and telecommunications village during the lease period, Party B shall pay for the damages.

IX. If the relevant buildings are damaged by elements of force majeure, such as natural disasters, the contract shall be naturally terminated and neither party shall be held responsible for it.

X. The two parties shall settle through consultation disputes arising during the implementation of the contract. If this does not work, either party may apply to the Huizhou Arbitration Commission for arbitration.

XI. If there are any incomplete matters in this contract, they shall be dealt with in a supplementary agreement concluded by the two parties through consultation. The supplementary agreement shall have the same legal effect as the contract.

Supplementary provisions: This contract is done in quadruplicate, with one for each of the two parties. One copy is submitted to the House Property Administration for record and still another one is submitted to the authority in charge of Party A. Each copy is legally valid.

This contract of lease is concluded in Huizhou on December 31, 1997.

For Party A: (signature)                 For Party B: (signature)


Guangdong Southern Telecom Group         Guangdong UT Starcom Telecom
                                         Co., Ltd.
Huizhou Company (stamp)                  Contract Stamp (stamp)

                CONTRACT FOR THE LEASE OF BUILDINGS AND OPEN GROUND
                  OF YUNSHAN POSTS AND TELECOMMUNICATIONS VILLAGE


Renter: Guangdong Southern Telecom Group Huizhou Company (hereinafter referred to as Party A)
Tenant: Guangdong UT Starcom Telecom Co., Ltd. (hereinafter referred to as
        Party B)

Pursuant to the Economic Contract Law of the People's Republic of China and the relevant regulations and in accordance with the equitable, fair and reasonable principle of consultation, the two parties hereby conclude this contract defining their rights and obligations.

I. Location of the buildings concerned:  YuShan industry Village

II. Name, area, unit price and monthly rent rate of the buildings concerned (see the table below):


Name                                                            Area (m(2))      Unit price     Monthly rent       Remarks
                                                                                 (yuan/m(2))    rate (yuan)
-----------------------------------------------------------------------------------------------------------------------------
1st floor, No.2 Building                                         226.88               9          2041.92
-----------------------------------------------------------------------------------------------------------------------------
Total                                                            226.88                          2041.92
-----------------------------------------------------------------------------------------------------------------------------


III. The use of the buildings leased: Factory Building

IV. Lease period: from June 1, 1998 to December 31, 1998.

Party A shall hand over the relevant buildings to Party B for use according to the schedule specified in the contract.

In one of the following circumstances, the renter may terminate the contract and take the buildings back.
1. The tenant sublets, transfers or lends the buildings or open ground to a third party without authorization.
2. The tenant uses the buildings to carry out illegal activities and harm public interest.
3.   The tenant is in arrears with rent payment for two months.
4.   The tenant alters the structure of the buildings or changes their use.
5. For special reasons, the competent authority in charge of Party A needs to use the buildings or open ground Party B has rented.
If Party B fails to move when the lease period expires, Party A had the right to take the case to a people's court and ask the court to make sure Party A moves. The losses incurred therein for Party A shall be paid for by Party B.

If Party A intends to continue letting the relevant buildings when the lease period expires, Party B shall enjoy priority when conditions are the same.

V. Rent and rent payment period:

Party B shall pay rent to Party A every month and the monthly rent is 51,268.92 Renminbi yuan. The payment shall be made in a lump sum before the 10th day of the month. If Party B fails to make the payment in full on schedule, it shall have to pay a daily late payment fee of 0.1% of the difference. Party A shall give Party B receipts of payments. Rent shall be paid at an office of Party A.

VI. Changes of the renter and the tenant:
1. If Party A transfers the ownership of the relevant buildings to a third party during the lease period, it shall not have to ask Party B for approval but shall have to notify Party B of the change. When the third party has the ownership, it shall become the natural Party A, enjoying the rights and undertaking the obligations of the original Party A.
2. If Party B sublets the relevant buildings to a third party with the approval of Party A during the lease period, the third party shall become the natural Party B, enjoying the rights and undertaking the obligations of the original Party B.

VII. Responsibilities of Party A:
1. If the relevant buildings face the danger of collapsing for natural reasons during the lease period, Party A shall fix the matter. Party A shall also fix any leakage and cracks caused by natural reasons in the roofs of the relevant buildings during the lease period.
2. The house property tax and land use fee for the relevant buildings shall be the concern of Party A.
3. If Party A has to take back the relevant buildings during the lease period, it must notify Party B of the matter in writing two months in advance and terminate the contract. In this case, Party A shall pay Party B a compensation, which shall be 20% of the rent for the remaining time.
4. During the lease period, Party A shall manage well security at the main entrance and carry out regular security inspections to ensure security.
5. During the lease period, Party A shall be responsible for the maintenance of the public water and power supply facilities except the water and electricity meters of Party B. Party A shall repair any damages of these facilities caused by natural factors.

VIII. Responsibilities of Party B:
1. Party B shall not change the use of the relevant buildings, otherwise, it shall be considered to have violated the contract and shall pay Party A a compensation of 20% of the rent for the period during which it violated the contract.
2. During the lease period, Party B shall pay the monthly management fee and water and electricity charges on schedule.
3. If Party B has to return the relevant buildings for special reasons during the lease period, it must notify Party A of its intention in writing two months in advance to terminate the contract. In this case, Party B shall pay Party A a compensation of 20% of the rent for the remaining lease period.
4. If Party B alters the structure of the buildings or changes their use without authorization during the lease period, resulting in damages of the buildings and facilities, it shall restore them or pay for the damages. If Party B needs to carry out fitting-out works and alter water and power supply facilities, it shall win the approval of Party A in advance and shall not carry out the construction without going through the necessary procedures. When Party B moves, it shall not remove the decorations it has made in the relevant buildings. Party B shall be responsible for the maintenance of the interior fitting-out and power and water supply facilities in the relevant buildings.

5. When the lease period expires or when the contract is terminated, Party B shall remove all its belongings in the relevant buildings on schedule. Things remain in the buildings ten days after the date of move shall be regarded to have been discarded by Party B and shall be dealt with by Party A.
6. If anyone from Party B damages the public facilities in the posts and telecommunications village during the lease period, Party B shall pay for the damages.

IX. If the relevant buildings are damaged by elements of force majeure, such as natural disasters, the contract shall be naturally terminated and neither party shall be held responsible for it.

X. The two parties shall settle through consultation disputes arising during the implementation of the contract. If this does not work, either party may apply to the Huizhou Arbitration Commission for arbitration.

XI. If there are any incomplete matters in this contract, they shall be dealt with in a supplementary agreement concluded by the two parties through consultation. The supplementary agreement shall have the same legal effect as the contract.

Supplementary provisions: This contract is done in quadruplicate, with one for each of the two parties. One copy is submitted to the House Property Administration for record and still another one is submitted to the authority in charge of Party A. Each copy is legally valid.

This contract of lease is concluded in Huizhou on May 14, 1998.

For Party A: (signature)                 For Party B: (signature)


Guangdong Southern Telecom Group         Guangdong UT Starcom Telecom Co., Ltd.
Huizhou Company (stamp)                  Contract Stamp (stamp)